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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                   ----------

                                    FORM 8-K
                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


                                 August 13, 2003

                                   ----------

                Date of Report (Date of earliest event reported)


                            MEXICAN RESTAURANTS, INC.
                            -------------------------
             (Exact Name of Registrant as Specified in its Charter)


         Texas                      000-28234                   76-0493269
        -------                     ---------                 --------------
(State of Organization)     (Commission File Number)          (IRS Employer
                                                           Identification No.)

                                 1135 Edgebrook
                             Houston, TX 77034-1899
                             ----------------------
         (Address of Registrant's Principal Executive Office) (Zip Code)


                                 (713) 943-7574
                                 --------------
              (Registrant's telephone number, including area code)

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Item 5. Other Events.

         On August 12, 2003, Mexican Restaurants, Inc. (the "Company") disclosed by press release that it has decided to apply for listing on the Nasdaq SmallCap Market after receiving notice from the Nasdaq Listing Qualifications Staff that the minimum market value of its publicly held shares of its common stock presently fails to comply with the requirements for continued listing on the Nasdaq National Market

         A copy of the Company's press release is filed as an exhibit to this report.

Item 7. Financial Statements and Exhibits.


(c) Exhibit:

      99.1    Press release of Mexican Restaurants, Inc., dated August 12, 2003


                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        MEXICAN RESTAURANTS, INC.



                                        By: /s/ Andrew J. Dennard
                                        ----------------------------------------
                                        Name: Andrew J. Dennard
                                        Title: Vice President, Chief Financial
                                        Officer, Treasurer and Corporate
                                        Secretary



Date:  August 13, 2003

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                                  EXHIBIT INDEX


EXHIBIT
  NO.                   DESCRIPTION
-------                 -----------

 99.1     Press release of Mexican Restaurants, Inc. dated August 12, 2003